Note 10 - Commitments and Contingencies	12 Months Ended
Dec. 30, 2012
Commitments and Contingencies Disclosure [Text Block]
10. COMMITMENTS AND CONTINGENCIES

The Company assumed, from a related entity, an area development agreement with BWLD in which the Company undertakes to open 23 BWW restaurants within its designated "development territory", as defined by the agreement, by October 1, 2016.  On December 12, 2008, this agreement was amended, adding nine additional restaurants and extending the date of fulfillment to March 1, 2017.  Failure to develop restaurants in accordance with the schedule detailed in the agreement could lead to potential penalties of $50,000 for each undeveloped restaurant, payment of the initial franchise fees for each undeveloped restaurant, and loss of rights to development territory.  As of December 30, 2012, of the 32 restaurants required to be opened under the area development agreement, 19 of these restaurants had been opened for business.  An additional six restaurants not part of this area development agreement were also opened for business as of December 30, 2012.

The Company is required to pay BWLD royalties (5.0% of net sales) and advertising fund contributions (3.0% of net sales) for the term of the individual franchise agreements.  The Company incurred $3.4 million and $2.7 million in royalty expense for the fiscal years ended December 30, 2012 and December 25, 2011, respectively. Advertising fund contribution expenses were $2.0 million and $1.7 million for the fiscal years ended December 30, 2012 and December 25, 2011, respectively.

The Company is required, by its various BWLD franchise agreements, to modernize the restaurants during the term of the agreements.  The individual agreements generally require improvements between the fifth year and the tenth year to meet the most current design model that BWLD has approved.  The modernization costs can range from approximately $50,000 to approximately $500,000 depending on the individual restaurants’ needs.

In 2011, we launched a defined contribution 401(k) plan whereby eligible employees may contribute pretax wages in accordance with the provisions of the plan. We match 100.0% of the first 3.0% and 50.0% of the next 2.0% of contributions made by eligible employees. Matching contributions of approximately $239,351 and $144,355 were made by us during the year ended December 30, 2012 and December 25, 2011, respectively.

The Company is subject to ordinary, routine, legal proceedings, as well as demands, claims and threatened litigation, which arise in the ordinary course of its business.  The ultimate outcome of any litigation is uncertain.  While unfavorable outcomes could have adverse effects on the Company's business, results of operations, and financial condition, management believes that the Company is adequately insured and does not believe that any pending or threatened proceedings would adversely impact the Company's results of operations, cash flows, or financial condition.  Therefore, no separate reserve has been established for these types of legal proceedings.